SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[ X ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           ENVIRONMENT ONE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[   ] $500 per each party to the controversy pursuant to
      Exchange Act Rule 14a-6(i)(3).

[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

                             [E-One Letterhead/Logo]










                                                                  April 26, 1996




To Our Shareholders:

         You are invited to attend the 1996 Annual Meeting to be held on Thursday, May 23, 1996 at The Desmond located at 660 Albany-Shaker Road, Albany, New York at 2:00 P.M. For directions, please refer to map on page __.

         The Annual Meeting will begin with a review of Company operations over the past year, followed by discussions and voting on the issues set forth in the accompanying Notice of Annual Meeting and Proxy Statement and other business matters properly brought before the meeting.

         Whether or not you plan to attend the meeting, your shares will be represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.


                                                          Sincerely,



                                                          Stephen V. Ardia
                                                          Chairman of the Board

                           ENVIRONMENT ONE CORPORATION

 -------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 -------------------------------------------------------------------------------


To the Shareholders of Environment One Corporation:

         At the direction of the Board of Directors, notice is hereby given that the Annual Meeting of Shareholders of Environment One Corporation, a New York Corporation, will be held on May 23, 1996 at The Desmond located at 660 Albany-Shaker Road, Albany, New York at 2:00 P.M. local time, for the purpose of considering and voting upon the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To set the number of directors to be elected at seven and to elect directors.

         2.       The approval of 1996 Long Term Incentive Plan.

         3.       The  approval  of  1996   Incentive   Plan  for   Non-employee
                  Directors.

         4. The approval of amendments to Certificate of Incorporation providing for a staggered Board of Directors and related matters.

         In addition, any other business which may be properly brought before the Meeting or any adjournment thereof may be considered.





April 26, 1996                                               Edward J. Grogan
Schenectady, New York                                        Corporate Secretary


                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED AND TO ASSURE THE PRESENCE OF A QUORUM. RETURNING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO CHANGE YOUR VOTE OR VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                           ENVIRONMENT ONE CORPORATION
                               2773 Balltown Road
                        Schenectady, New York 12309-1090

           -----------------------------------------------------------


                                 PROXY STATEMENT
                FOR ANNUAL MEETING OF SHAREHOLDERS, May 23, 1996




                            VOTING RIGHTS AND PROXIES

                  The enclosed proxy, for use only at the Annual Meeting of Shareholders to be held May 23, 1996 and any and all adjournments or postponements thereof (the "Meeting"), is solicited on behalf of the Board of Directors of the Corporation. Such solicitation is being made by mail and may also be made in person or by telephone, fax, or telegraph by officers, directors and regular employees of the Corporation (none of whom shall receive any special compensation therefor). The cost of solicitation of proxies will be borne by the Corporation.

                  Any Shareholder executing a proxy retains the right to revoke it any time prior to its use by giving written notice of revocation to the Secretary of the Corporation, by executing and delivering to the Secretary of the Corporation a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

                  Unless otherwise specified, all properly executed proxies received by the Corporation will be voted FOR the election of directors as nominated and listed in Item 1 and FOR Items 2, 3 and 4 as set forth on the proxy. All items to be voted on at the Meeting are independent of each other and can be approved or disapproved by shareholders regardless of whether other Items are approved or disapproved.

                  A copy of the Corporation's Annual Report for the year ended December 31, 1995 has been mailed previously to all shareholders entitled to vote at the Annual Meeting.


                     VOTING SECURITIES AND PRINCIPAL HOLDERS

                  The Corporation had 4,115,709 shares of common stock, par value $.10 per share, outstanding as of April 4, 1996, the record date for the Meeting. Each outstanding share of common stock is entitled to one vote. Shareholders entitled to vote at the Meeting or to execute proxies are shareholders of record at the close of business on April 4, 1996. The following table sets forth as of the record date the ownership of common stock by any person who is known by the Corporation to be the beneficial owner of more than five percent of common stock and by all directors and executive officers of the Corporation as a group.

         Name and Address                    Amount and Nature
        of Beneficial Owner               of Beneficial Ownership                 Percent of Class
        -------------------               -----------------------                 ----------------
Angelo Dounoucos                                   232,198 (a)                            5.6%
720 St. Davids Lane
Schenectady, NY   12309

Robert and Ardis James                             479,634 (b)                           11.7%
 Foundation
80 Ludlow Drive
Chappaqua, NY   10514

Cenith Partners L.P.                               401,510 (c)                            9.8%
50 Rowes Wharf
Boston, MA   02110

All directors and executive                      1,328,430 (a)                           32.0% (a)
officers as a group

- ------------------
(a) Includes 26,000 shares issuable upon exercise of currently exercisable stock options and 60,000 shares held jointly with his wife.

(b) Includes 43,400 shares held in custodian accounts for his children and 334 shares held by Robert G. James.

(c) Includes 5,000 shares held by Stephen G. Rabinovitz, sole general partner of Cenith Partners LP.



         ITEM 1:           NOMINEES FOR ELECTION TO THE BOARD OF
                           DIRECTORS AND INFORMATION WITH RESPECT TO
                           DIRECTORS AND EXECUTIVE OFFICERS

                  The Board of Directors proposes to set the number of directors of the Corporation to be elected at 7 and proposes the election of the nominees listed below at the Annual Meeting. Each of the nominees is presently a director of the Corporation and has indicated he is willing to continue as a director. Unless otherwise instructed on the proxy, the individuals named as proxies will vote for the election of the following nominees. If any nominee should become unavailable for any reason, proxies may be voted for a successor nominee designated by the Board of Directors.

                  If the Staggered Board Amendments set forth in Item 4 are approved, the nominees set forth below will be placed in three classes as set forth in Item 4 on page ___.

                  The information furnished below is for each nominee for election as a director.

                                                                                       Common Stock Owned          Percentage of
                              Principal Occupation                 Director            Beneficially As of           Outstanding
        Name and Age          During Last Five Years                Since           April 4, 1996 (a)(c)(d)            Shares
        ------------          ----------------------                -----           -----------------------            ------
Walter W. Aker                Former Corporate Secretary          Dec 1968                182,694 (c)                    4.4%
Age 77                        E/One Corporation

John L. Allen                 Financial Consultant                May 1993                  1,000                        (b)
Age 52                        Heidrick & Struggles

Stephen V. Ardia              Chairman of the Board               May 1995                 77,700 (d)                    1.9%
Age 54                        E/One Corporation

Angelo Dounoucos              President and Chief                 May 1988                232,198 (c) (d)                5.6%
Age 63                        Executive Officer
                              E/One Corporation

Lars G. Grenback              President of Svensk                 May 1993                150,200 (c)                    3.6%
Age 52                        Kommunalteknik AB

Robert G. James               President & Managing                May 1984                479,634 (c)                   11.7%
Age 71                        Partner of Enterprise Asset
                              Management, Inc.

Rolf E. Soderstrom            Management Consultant               May 1991                 10,000                        0.2%
Age 63

- ----------------
(a) Includes all shares for which named individual possessed sole or shared voting or investment power, even if beneficial ownership has been disclaimed as to any of these shares by the named individual.

(b)      Percentage is less than one percent.

(c) The listed amounts include shares as to which certain directors are beneficial owners but not the sole beneficial owner as follows: Mr. Aker's wife holds 15,000 shares; Mr. Dounoucos holds 60,000 shares jointly with his wife; Mr. Grenback is President of Svensk Kommunalteknik AB which holds 150,000 shares; 435,900 shares are held by the Robert and Ardis James Foundation and 43,400 shares are held in custodian accounts for Mr. James' children; and Mr. Soderstrom holds his shares jointly with his wife.

(d) Includes shares which the individuals presently have the right to acquire through exercise of stock options issued by the Corporation as follows: Mr. Ardia - 50,000 shares, Mr. Dounoucos - 26,000 shares.

Walter W. Aker, one of the original founders, served as a Director since 1968 and as Vice President and Director of the Company from 1968 to 1975 and 1982 to 1993. He was Corporate Secretary from 1976 to 1993.

John L. Allen is the Managing Partner for the Financial Services Practice, North America for Heidrick & Struggles, Inc., a global executive search firm. He is located in the Boston, Massachusetts office and is also a Director of the firm. Prior to his joining the firm in 1991, he had 24 years in banking including nearly thirteen as a Chief Executive Officer of Amoskeag Bank Shares, Inc. and Key Bank of Southeastern New York. He has a Bachelor of Science degree in Business Administration from Rochester Institute of Technology, a Master of Public Administration from the Graduate School of Public Affairs, SUNY Albany, and is a graduate of the Harvard Business School Program for Management Development.

Stephen V. Ardia, received an M.B.A. from Rutgers University and a B.S. from the U.S. Merchant Marine Academy. After working with Goulds Pumps Inc since 1965 he became their President in 1985. He retired in 1994 joining Environment/One Corporation as Chairman of the Board in May 1995. He presently serves as a member of the Board of Directors of Blue Cross/Blue Shield of Rochester and MaxTec Holdings of Dallas, Texas.

Angelo Dounoucos, one of the original founders, he was Vice President and a Director of Environment One Corporation from 1969 to 1976 when he resigned and rejoined the Corporation in 1986 after eight years as a Project Marketing Manager at the General Electric Corporation Research and Development Center. He returned to Environment One as Vice President of Marketing and was elected President in 1989 and Chief Executive Officer in 1990. Mr. Dounoucos is currently President and Chief Executive Officer.

Lars G. Grenback received his Bachelor of Economics and Business Administration degree from Uppsala University, Sweden in 1969 and his University Certificate in Marketing, Advertising and Public Relations in 1970. Since 1975, he has been working with the Low Pressure Sewer System in the Scandinavian countries, from 1980 as President of Svensk Kommunalteknik AB.

Robert G. James received his BS degree from Northwestern University, his Masters Degree in 1948 and his Ph.D. in Economics from the Harvard Graduate School of Arts and Science in 1952. He was a Vice President of Mobil Oil Company. Since 1970, he has been President and Managing Partner of Enterprise Asset Management, Inc. He is also a Certified Public Accountant.

Rolf E. Soderstrom received his BS - Electrical Engineering degree from Tufts University and his Masters of Science-Engineering Management degree from Northeastern University. He has thirty five years of line management experience as Vice President of Motorola, Executive Vice President of Codex Corporation and Assistant General Manager of the Systems Division of the Foxboro Company. Mr. Soderstrom is President of the TCS Group, a management consulting firm; Vice President of Meta Media, a software company; a Managing Director of the Nassau Group, a private investment banking company; and a Director of Walpole Massachusetts Cooperative Bank.

Board Committees, Compensation and Meetings

                  The Board of Directors held five meetings during the year ended December 31, 1995. During this period, each Director attended at least seventy five percent of the aggregate of the total number of meetings of the Board and meetings of Board committees on which he served with the exception of Dr. Mohnen who was on an overseas assignment. Among its standing committees, the Board has an Audit Committee, Executive Committee, and Human Resource Committee.

                  The Audit Committee meets once a year and serves as the Board's direct liaison with the Corporation's independent auditors, reviewing and discussing the auditors' annual internal control recommendations and making such other inquiries and recommendations as it deems necessary. The Audit Committee consists of Stephen V. Ardia, Walter W. Aker and Frank W. Van Luik, Jr.

                  The Executive Committee currently consists of Stephen V. Ardia, Angelo Dounoucos, John L. Allen, Robert G. James, and Frank W. Van Luik, Jr. The Executive Committee meets on call and has authority to act on most matters during the intervals between Board Meetings. The Executive Committee met two times during the fiscal year.

                  The Human Resource Committee met three times during the fiscal year. The Human Resource Committee reviews and makes recommendations to the Board regarding compensation matters, adjustments in compensation for officers and employees, and employee benefit matters. Currently, the committee consists of John L. Allen, Stephen V. Ardia, Volker A.
Mohnen and Rolf E. Soderstrom.

                  Directors who are not employees of the Corporation are compensated by a directors fee of $1,000 per meeting attended and $1,000 for each committee meeting attended. Directors who are officers or employees of the Corporation receive no compensation for attendance at Board or Committee meetings.

                  Stephen V. Ardia was appointed Chairman of the Board on May 25, 1995. In consideration for active service as Chairman, Mr. Ardia was granted 15,000 shares of common stock and granted a stock option for 100,000 shares at the market value of the stock at the time of Mr. Ardia's appointment. The stock options vest in equal parts with 50% exercisable on the date of grant and 50% exercisable at the beginning of the following year. Mr. Ardia is also entitled to an additional stock option of 25,000 shares at the beginning of his second year as Chairman and 25,000 shares at the beginning of his third year as Chairman, subject to the same vesting schedule and exercise price as the initial stock option grant. All stock options become fully vested in the event of a change of control of the Corporation. Mr. Ardia's responsibilities shall be consistent with the bylaws of the Corporation and goals established by the Board of Directors, and as a member of the Board he is subject to re-election by the shareholders.

                       COMPENSATION OF EXECUTIVE OFFICERS

                  The following table sets forth information concerning compensation paid by the Corporation to persons who were at December 31, 1995,
(i) the chief executive officer and (ii) the other most highly compensated executive officers whose annual salary and bonus exceeded $100,000.

                                     SUMMARY COMPENSATION TABLE


                                                                             Long Term Compensation
                         Annual Compensation                                          Awards
                     --------------------------------         Other          ----------------------
    Name                                                      Annual
    and                                                       Comp-                  Options/
 Principal                       Salary       Bonus          ensation                  SARs
  Position           Year          ($)       ($) (1)           ($)                     (#)
  --------           ----         -----      -------          -----                    ---
A. Dounoucos         1995        100,000        96,498          0                     15,000
President &          1994        100,000         8,525          0                     10,000
    CEO              1993         97,500             0          0                     10,000

(1) Represents amounts earned for performance in the year reported although such amounts are not determined or paid until the following fiscal year.

Option/SAR Grants in Last Fiscal Year

                  The following table provides further information on grants of stock options pursuant to the Corporation's Amended and Restated Stock Option Plan in fiscal year 1995 for the named executives in the Summary Compensation Table on page __.

                                                        % of Total
                                                       Options/SARS
                                                        Granted to                Exercise or
                              Options/SARS             Employees in               Base Price            Expiration
         Name                 Granted (#)               Fiscal Year                 ($/Sh)                 Date
         ----                 -----------               -----------                 ------                 ----
A. Dounoucos                     15,000                    30.9%                     3.00                5/25/2005

               Aggregated Option/SAR Exercises in Last Fiscal Year
                           and FY-End Option/SAR Value

                  The following table provides information for the named executive officers with respect to (i) stock options exercised in fiscal year 1995, (ii) the number of stock options held at the end of fiscal year 1995, and
(iii) the value of in-the-money stock options at the end of fiscal year 1995.

                                                                                                       Value of Unexercised
                                                                 Number of Unexercised                  Number In-the-Money
                           Shares                                    Options/SARs                          Options/SARs
                          Acquired           Value                   at FY-End (#)                         at FY-End ($)
                        On Exercise         Realized       --------------------------------        -------------------------------
        Name                (#)               ($)          Exercisable        Unexercisable        Exercisable       Unexercisable
        ----            -----------         --------       -----------        -------------        -----------       -------------
A. Dounoucos               13,600            61,268           26,000             36,200              99,930              82,282

Employment Agreements

                  The Corporation has a severance agreement with Angelo Dounoucos which provides for severance compensation of one year's salary at the higher amount of $100,000 or salary in effect at the time of termination plus an incentive bonus prorated for the applicable period of the year of termination. Mr. Dounoucos would also receive coverage of medical benefits in effect at that time for a period of one year. Severance benefits are payable upon termination of employment by the Board of Directors or any successor ownership or management group, as a result of shareholder initiated action, or upon termination of employment by executive due to unilateral changes in the executive's position, compensation, or location of work. The severance arrangement does not apply to a voluntary retirement or voluntary termination of employment by executive. Pursuant to the agreement, Mr. Dounoucos is prohibited from having any association with a competitor or potential competitor of the Corporation for a period of two years following his departure from the Corporation in any capacity.


         ITEM 2:           APPROVAL OF THE 1996 LONG TERM
                           INCENTIVE COMPENSATION PROGRAM

         On December 18, 1995, the Board of Directors adopted the Environment One Corporation 1996 Long Term Incentive Plan (the "Incentive Plan"), subject to approval by the shareholders at the 1996 Annual Meeting. The purpose of the Incentive Plan is to promote the interests of the Corporation by providing a comprehensive equity-based incentive compensation program designed to enable the Corporation to attract, retain, and reward key employees through performance based incentives. To the extent that current and future officers (and other key employees) have an equity interest in the Corporation, the interests of such employees will be more closely associated with the interests of shareholders. Further, equity-based incentives can be used to reinforce the relationship between shareholder gains and employee compensation.

         Adoption of the Incentive Plan has been recommended by the Human Resource Committee and the Board of Directors. The only plan under which the Corporation may currently grant equity-based awards to key employees is the Corporation's Amended and Restated Stock Option Plan which has been in effect since 1972. The proposed Incentive Plan is intended to be effective January 1, 1996, subject to shareholder approval, and will replace the Amended and Restated Stock Option Plan as the primary method to provide equity-based incentives to employees.

         The Human Resource Committee believes an equity-based incentive plan is an integral component of the Corporation's compensation program. Accordingly, the Board of Directors believes that adoption of the proposed Incentive Plan is necessary if the Corporation is to be able to continue to attract, retain, and motivate highly qualified and talented individuals. The Incentive Plan will provide the Corporation with greater flexibility in structuring incentives for key employees than was available under the old Plan, including the availability of incentive stock options, restricted stock awards, and stock appreciation rights.

         The following is a summary of the material provisions of the Incentive Plan. This summary is qualified in its entirety by reference to the entire text of the Incentive Plan, a copy of which may be obtained by contacting the Corporation.

General Features Of The Incentive Plan

                  The Incentive Plan empowers the Corporation to award or grant, from time to time, to officers, directors, and other key employees of the Corporation (i) Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code, (ii) Non-Qualified Stock Options, (iii) Stock Appreciation Rights, and (iv) Restricted Stock (further described below) and any combination of such awards. The Incentive Plan is designed to provide the Corporation with flexibility in the grant of equity-based incentive compensation to achieve the overall goals of the Plan. The Incentive Plan shall expire on December 31, 2005 if not earlier terminated by the Board of Directors.

         The Incentive Plan will be administered by a committee appointed by the Board of Directors (the "Committee"), which shall consist of not less than three disinterested directors of the Corporation. Members of the Committee are not eligible to participate in the Incentive Plan. The Committee has the authority to select participants from those employees eligible under the Plan, to establish the terms and conditions of any awards, to authorize awards under the Plan, and to interpret and construe any provision of the Plan.

         Officers, directors and key employees of the Corporation and its subsidiaries, shall be eligible to participate in the Incentive Plan. Participants, who may receive awards under the Plan, shall be selected by the Committee based upon such factors as the participant's past and potential contributions to the success, profitability, and growth of the Corporation. No determinations have yet been made as to any awards that may be granted under the Plan to specific individuals. Whether an award may be exercised after a participant's termination of employment shall be determined by the Committee, subject to limits set forth below with respect to different types of awards under the Plan.

         Subject to adjustments noted below, 300,000 shares of Common Stock will be available for issuance over the 10 year term of the Incentive Plan (approximately 7% of the shares of Common Stock outstanding as of December 31, 1995), to be divided among the various components of the Incentive Plan in such manner as the Committee shall determine. Shares of Common Stock issued under the Plan may be newly issued shares, treasury shares, or any combination thereof. Such maximum number of shares is subject to adjustment in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation or other recapitalization of the Corporation.

         No award granted under the Incentive Plan, and no right or interest therein, shall be assignable or transferable by a participant, except that option rights may be transferred by will or the laws of descent and distribution. The Board of Directors may amend or terminate the Incentive Plan at any time, except that the Board of Directors may not, without approval by the shareholders, make any amendment that would (i) increase the number of available shares under the Plan, or (ii) change the definition of "eligible employees" under the Plan.

                  Stock Options. Options designated as Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code may be granted under the Incentive Plan. The exercise price of an Incentive Stock Option shall be at least 100% of the fair market value of the Common Stock on the date of grant. Thus, an employee who is granted an Incentive Stock Option must pay a price per share upon exercising the option which is at least equal to the fair market price of a share at the time the option was granted. On December 31, 1995, the closing price of a share of Common Stock was $5.38. The number of shares of Common Stock in respect of which Incentive Stock Options are first exercisable by any optionee during any calendar year shall not have a fair market value (determined at the date of grant) in excess of $ 100,000. Incentive Stock Options shall be exercisable for such period or periods not in excess of 10 years after the date of grant as shall be determined by the Committee, except that no Incentive Stock Option shall be exercisable earlier than one year following the date the option is granted. Non-Qualified Stock Options may also be granted under the Incentive Plan and will be exercisable for such period or periods and at such price as the Committee shall determine.

         The Committee shall have the authority, in its discretion, to accelerate the time at which a stock option becomes exercisable, provided that no Incentive Stock Option shall be exercisable earlier than one year following the date the option is granted. If an option holder's employment is terminated within one year following a change of control for any reason other than death or disability, all stock options held by that optionee shall become exercisable automatically as of the later of the date of termination or one year after the date the option was granted and shall remain exercisable until the end of the exercise period provided in the original grant of the stock option.

         Stock options shall be exercisable only upon the payment in full to the Corporation of the entire option exercise price (i) in cash, (ii) by the transfer to the Corporation of shares of the Common Stock (at the fair market value thereof on the date of exercise), or (iii) by a combination of such methods of payment. Payment may not be made with Common Stock issued by Corporation upon exercise of an option under the Plan or other stock option plan unless the Common Stock has been held for at least one year.

         Each grant of stock options shall be evidenced by an agreement between the Corporation and optionee and shall contain such terms and provisions, consistent with the Incentive Plan, as the Committee may approve.

         Stock Appreciation Rights. Under the Incentive Plan, the Committee may authorize the surrender of all or a portion of an option right in exchange for which the optionee will receive a Stock Appreciation Right ("SAR"). An SAR will entitle the holder to receive an amount payable in cash, Common Stock (valued at the fair market value on the date of exercise), or a combination thereof (as determined by the Committee) up to the excess of the fair market value of a share of the Common Stock on the date of exercise over the option exercise price per share of such shares, multiplied by the number of shares as to which the holder is exercising the SAR. To the extent an option right is surrendered in exchange for an SAR, such option is canceled. Conversely, if the optionee elects to exercise the option, the right to receive the related SAR is canceled to the extent the option is exercised.

         Restricted Stock. An award of Restricted Stock consists of a specified number of shares of Common Stock that are transferred to a participant and subject to forfeiture to the Corporation under such conditions and for such periods of time as the Committee may determine. A participant may vote and receive dividends on the shares of Restricted Stock awarded, but may not sell, assign, transfer, pledge or otherwise encumber such shares of Restricted Stock during the forfeiture period. Certificates for Restricted Stock shall bear a legend specifying the restrictions and conditions which will cause forfeiture of the stock. The Committee may also require that the Restricted Stock be held in escrow until all restrictions and events of forfeiture have lapsed.

         If a participant's employment terminates for any reason except death or disability prior to the expiration of the forfeiture period, all of the participant's Restricted Stock not already vested will be forfeited and surrendered to the Corporation. If a participant dies or terminates employment because of a disability prior to the expiration of the forfeiture period, the forfeiture period shall lapse on the date of death or date of disability provided that such date is at least four years following the date of the award. If a participant's employment is terminated within one year following a change of control for any reason other than death or disability, any remaining forfeiture period shall automatically expire on the date employment is terminated. Notwithstanding the foregoing, the Committee shall have the authority to accelerate the time at which any or all restrictions applying to the Restricted Stock shall lapse.

Federal Income Tax Consequences

         The anticipated federal income tax consequences relating to the different types of awards under the Incentive Plan are as described below.

         Upon Grant of Options and SARs. An optionee will not recognize any taxable income at the time a stock option or related SAR is granted and the Corporation will not be entitled to a federal income tax deduction at that time.

         Incentive Stock Options. No ordinary income will be recognized by the holder of an Incentive Stock Option at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares for the greater of two years after the date the option was granted and one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Corporation will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after date of exercise, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at a time of exercise over the aggregate option price (the bargain purchase element) and the Corporation will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be recognized as capital gain to the holder. The Corporation will not be entitled to a federal income tax deduction for the capital gain amount.

         Non-Qualified Stock Options. Upon the exercise of a Non-Qualified Stock Option, ordinary income will be recognized by the holder in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option price. The Corporation will be entitled to a corresponding federal income tax deduction. Upon any subsequent sale of the shares, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of the subsequent sale of the shares.

         Retroactive Stock Appreciation Rights. Upon the exercise of an SAR, the holder will realize ordinary income on the amount of cash received and/or the then current fair market value of the shares of Common Stock acquired and the Corporation will be entitled to a corresponding federal income tax deduction. The holder's basis in any shares of Common Stock acquired will be equal to the amount of ordinary income which he or she recognized. Upon any subsequent disposition of acquired shares, any gain or loss realized will be a capital gain or loss.

         Restricted Stock. Unless a participant makes the election described below, a participant receiving a grant of Restricted Stock will not recognize income and the Corporation will not be allowed a deduction at the time such shares of Restricted Stock are granted. While the restrictions on the shares are in effect, a participant will recognize ordinary income equal to the amount of any dividends received. When the restrictions on the shares are removed or lapse, the excess of fair market value of the shares will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Corporation. Upon disposition of the shares, the gain or loss realized by the participant will be taxable as capital gain or loss. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant's ordinary income will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Corporation will be equal to the excess of the fair market value of the shares as of the date of grant over the amount paid, if any, by the participant for the shares. If such election is made and a participant thereafter forfeits his or her stock, no deduction will be allowed for the amount previously included in such participant's income.

Vote Required For Approval

         The affirmative vote of a majority of the shares of common stock voting, in person or by proxy, at the Annual Meeting is required for approval of the Incentive Plan.

         The Board of Directors recommends that shareholders vote "FOR" this proposal.

         ITEM 3:           APPROVAL OF THE 1996 INCENTIVE PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         On December 18, 1995, the Board of Directors adopted the 1996 Incentive Plan for Non- Employee Directors (the "1996 Directors Plan"), subject to approval by the shareholders at the 1996 Annual Meeting.

         This Plan will replace the provisions of the Amended and Restated Stock Option Plan that permitted grants of nonstatutory options to non-employee directors. Similar to the 1996 Long Term Incentive Plan for employees, the purpose of the 1996 Directors Plan is to increase the ownership interest in the Corporation of non-employee directors and to provide further incentives to serve as a director of the Corporation. Adoption of the 1996 Directors Plan has been recommended by the Human Resource Committee and the Board of Directors as a way to further align the interests directors and shareholders by reinforcing the relationship between shareholder gains and director financial interests.

         The following is a summary of the material provisions of the 1996 Directors Plan. This summary is qualified in its entirety by reference to the entire text of the Plan, a copy of which may be obtained by contacting the Corporation.

Description of the Plan

         Upon approval by the shareholders, the 1996 Directors Plan will become effective. The 1996 Directors Plan will continue until the later of May 31, 2005 or the day after the 2005 Annual Meeting of Shareholders, unless earlier terminated.

         Under the terms of the 1996 Directors Plan, up to 100,000 shares of the Corporation's common stock will be available for issuance under the Plan. The Plan provides for an annual formula-based grant of non-qualified stock options to eligible directors with the exercise price of the options being set at the fair market value of the stock on the date the option is granted. Only directors of the Corporation who are not employees of the Corporation or any affiliate of the Corporation will be granted options under the 1996 Plan. There are currently seven such directors.

         The 1996 Directors Plan provides that during the time period beginning June 1, 1996, and ending the later of 2005 Annual Meeting of Shareholders or May 31, 2005, and subject to the limitation on the number of shares subject to the plan, on the third Tuesday of December of each year, each current non-employee director shall be granted an option to purchase the number of shares of common stock represented by the fair market value on the grant date which, when rounded to the nearest multiple of ten, equals the greater of (i) $10,000 or (ii) the average directors cash compensation payable by the Corporation to non-employee and non-officer directors for the current fiscal year. The first grant shall be made on December 17, 1996 contingent upon approval of the Plan by the Shareholders at the 1996 Annual Meeting.

         The purchase price per share of common stock for which each option is exercisable shall be equal to the fair market value per share of common stock on the date the option is granted, which shall be the closing per-share price of the common stock based upon its consolidated trading as generally reported for NASDAQ listed stocks. Each option granted under the Plan will become exercisable in total one year after the date of grant of the option. Each option granted under the Plan shall expire ten years from the date of the grant, and shall be subject to earlier termination as provided in the Plan. The optionee cannot transfer or assign the option other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order.

         No federal income tax consequences are incurred by the Corporation or the optionee at the time of the grant. At the time of exercise, the optionee will recognize income in the amount of the difference between the option price and the value of the stock on the date of exercise, and the Corporation will be entitled to a corresponding deduction for federal income tax purposes in an equal amount, upon compliance with any requisite income tax withholding provisions. Upon sale of the stock, the optionee will realize gain or loss equal to the difference between the selling price of the stock and its fair market value on the date of exercise.

         The Board of Directors may not amend the provisions of the Plan regarding the amount of shares covered by options granted to directors, the exercise price of options, or the timing of option grants, more than once within any six-month period, except to comply with changes in applicable law. Subject to the foregoing, the Plan may be amended without shareholder approval to the extent permitted by applicable law. Currently, regulations issued under Section 16 of the Securities Exchange Act of 1934 would require shareholder approval of any amendment that would: materially increase the benefits accruing to participants under the Plan; materially increase the number of shares that may be issued under the Plan; or materially modify the requirements as to eligibility for participation in the Plan.

Plan Benefits; Votes Required for Approval

         Based on the market price of $5.50 per share on December 18, 1995, the 1996 Directors Plan will result in the issuance of options to purchase, at market price on the date of grant, a total of approximately 1,820 shares of common stock to non-employee directors for each year of the Plan.

         The affirmative vote of a majority of the shares of common stock voting, in person or by proxy, at the Annual Meeting is required for approval of the 1996 Directors Plan.

         The Board of Directors recommends a vote "FOR" this proposal.


         ITEM 4: APPROVAL OF STAGGERED BOARD OF DIRECTORS AND OTHER MATTERS RELATING TO DIRECTORS

         This item is to approve amendments to Article Fourth of the Corporation's Certificate of Incorporation (together with conforming amendments to Article III, Section 1 of the Corporation's Bylaws) (the "Staggered Board Amendments"). The Staggered Board Amendments would (1) classify the Board of Directors into three classes as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years with one class being elected each year; (2) provide that directors may be removed by shareholders only for cause and only with the approval of holders of eighty percent (80%) of the outstanding shares; (3) provide that the number of directors constituting the Board of Directors shall be not less than six and not more than eleven and shall be set by the Board of Directors from time to time; and (4) provide that the Staggered Board Amendments to the Certificate of Incorporation and Bylaws may be amended or repealed only by an affirmative vote of 75% of the outstanding shares.

         Under existing provisions of the Corporation's Restated Certificate and Bylaws, directors of the Corporation are elected annually for terms of one year and may be removed from office with or without cause by the vote of the holders of a majority of the common stock. The Bylaws currently provide that the number of directors shall be not less than six (6) nor more than eleven (11), as determined by the shareholders at each annual meeting, and that vacancies on the Board of Directors occurring by reason of the removal of directors without cause may be filled by a majority of the shareholders.

Staggered Board

         The Staggered Board Amendments will divide the directors into three approximately equal classes. The directors of each class will serve three-year terms and the term of one class will expire each year.

         To implement the staggered Board, the Staggered Board Amendments would permit Class I, Class II and Class III directors initially to be elected at the 1996 Annual Meeting for terms of one year, two years and three years, respectively. See Proposal; "Election of Directors", above. If the staggered Board Amendments are adopted, Class I directors elected at the 1996 Annual Meeting will hold office until the 1997 annual meeting; Class II directors elected at the meeting will hold office until the 1998 annual meeting; and Class III directors elected at the meeting would hold office until the 1999 annual meeting; and, in each case, until their successors are duly elected and qualified or until earlier death, resignation or removal. At each annual meeting commencing with the 1997 annual meeting, directors elected to succeed those in the class whose terms then expire will be elected for three-year terms so that the terms of one class of directors will expire each year. Thus, after 1996, shareholders will elect only one-third of the directors at each annual meeting. Each director will serve until a successor is elected and qualified or until earlier death, resignation or removal.

         For information regarding the nominees for election to the Board of Directors at the 1996 Annual Meeting see Item 1 "Election of Directors", above. The class of directors in which each director will initially serve if the Staggered Board Amendments are approved is as follows: Class I - W. Aker, and L. Grenback; Class II - R. Soderstrom and A. Dounoncos; and Class III - J. Allen,
R. James, and S. Ardia.

         Advantages of a Staggered Board. The Board of Directors believes that dividing the directors into three classes is advantageous to the Corporation and its shareholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. While management has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the staggered election of directors will promote continuity because only one-third of the directors will be subject to election each year.

         The amendment would significantly extend the time required to make any change in control of the Board and will tend to discourage any hostile takeover bid for the Corporation. Presently, a change in control of the Board can be made by the holders of a majority of the Corporation's shares at a single annual meeting. Under the proposed amendment, it will take at least two annual meetings for such shareholders to make a change in control of the Board, since only a minority of the directors will be elected at each meeting. Staggered terms would guarantee that approximately two-thirds of the directors, or more, at any one time have at least one year's experience as directors of the Corporation.

         Disadvantages of a Staggered Board. The amendment will make it more difficult for shareholders to change the composition of the Board even if shareholders believe such a change would be desirable. Also, because of the additional time required to change control of the Board, the amendment will tend to perpetuate incumbent management. Since the amendment will increase the amount of time required for a takeover bidder to obtain control of the Corporation without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Corporation's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers which shareholders might feel would be in their best interests. As a result, shareholders may be deprived of opportunities to sell some or all of their shares in a tender offer. Tender offers for control usually involve a purchase price higher than the current market price and may involve a bidding contest between competing takeover bidders. The amendment could also discourage open market purchases by a potential takeover bidder. Such purchases could temporarily increase the market price of the Corporation's stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. In addition, the amendments could decrease the market price of the Corporation's common stock by making the stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

Size of Board, Removal of Directors, and Amendments

         The proposed amendment to the Certificate provides that the number of directors which shall constitute the entire Board shall be not less than six (6) nor more than eleven (11), and shall be fixed from time to time by resolution adopted by the Board of Directors; that directors may be removed from office by shareholders only for cause and only by the affirmative vote of holders of eighty percent (80%) of the Corporation's common stock and that the Staggered Board Amendments may be amended or repealed only by an affirmative vote of 75% of the outstanding shares.

         Advantages of Provisions Concerning Removal of Directors and Amendments. The primary purpose of these amendments is to preclude the removal of any director or directors by a takeover bidder or otherwise, unless removal is warranted for reasons other than control of the Board. For a takeover bidder to obtain effective control of the Corporation, it presently would need to control at least a majority of the Board votes. One popular method for a takeover bidder to obtain control is to acquire a majority of the outstanding shares of a company through a tender offer or open market purchases and to use that voting power to remove the existing directors and replace them with persons chosen by the takeover bidder. Requiring cause in order to remove a director would defeat this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. Under this amendment, directors can still be removed but only by a vote of eighty percent (80%) of the shareholders at an annual meeting or a special meeting of the shareholders called by a majority of the Board of Directors for such purpose, and only for cause. The proposal is not being made as a result of any prior effort to remove a director. The Staggered Board Amendments can only be amended or repealed by a vote of 75% of the outstanding shares to prevent a takeover bidder or other entity from eliminating the protections of the Staggered Board Amendments by a majority vote in the course of a takeover attempt. The Board believes this 75% vote requirement is an essential part of the protection provided by the Staggered Board Amendments. These amendments are consistent with, and supportive of, the concept of a staggered board in that they tend to moderate the pace of change in the Board of Directors. The Board believes that the amendments will properly condition a director's continued service upon his ability to serve rather than his position relative to a dominant shareholder.

         Disadvantages to Provisions Concerning Removal of Directors. The amendment will make the removal of any director more difficult, even if such removal is believed by the shareholders to be in their best interests, and will eliminate the shareholder's ability to remove a director at will. Since the amendment will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, could perpetuate incumbent management.

         The proposed amendment permits removal of directors only for "cause." While what constitutes "cause" has not been conclusively established by the New York courts, actions such as embezzlement, disclosure of trade secrets, or other violations of fiduciary duty have been found to constitute cause for removal. Courts have indicated that the desire to take over management of a company or the failure to cooperate in management's plans for a company do not constitute cause for removal. One effect of the proposed amendment may be to make it more difficult for the holders of a majority of the shares of the Corporation to remove directors, should they deem it to be in their best interests to do so. The proposed amendment would render more difficult, and may discourage, an attempt to acquire control of the Corporation without the approval of the Corporation's management. Shareholders should recognize that the amendment will make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of a majority of the Corporation's outstanding shares, cause for such removal may exist. Moreover, the proposed amendment may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the shareholders.

Effect of the Staggered Board Amendments

         The adoption of the Staggered Board Amendments would make more difficult or discourage a proxy contest or the assumption of control by a holder of a substantial block of the Corporation's common stock or the removal of incumbent directors or the change of control of the Board and could thus have the effect of entrenching incumbent management. At the same time, the Staggered Board Amendments would serve to ensure that the Board and management, if confronted by a surprise proposal from a third party who has acquired a block of the Corporation's common stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the shareholders.

         The Staggered Board Amendments are being presented to shareholders for their adoption as a single proposal. As discussed above, the Board of Directors believes the Staggered Board Amendments, taken together, would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Corporation's Board of directors without the support of the incumbent Board.

         The Board of Directors of the Corporation believes that if a takeover bidder were to purchase a significant or controlling interest in the
Corporation, its ability to remove the Corporation's directors and obtain control of the Board and thereby to remove the Corporation's management would severely curtail the Corporation's ability to negotiate effectively with such purchaser. The threat of obtaining control of the Board would deprive the Board of the time and information necessary to evaluate the proposal or transaction, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Corporation which may ultimately be undertaken.

         The proposed amendments are intended to encourage persons seeking to acquire control of the Corporation to initiate such an acquisition through arms-length negotiations with the Corporation's management and Board of Directors. Such amendments, if they are adopted, could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Corporation, even though such an attempt might be beneficial to the Corporation and its shareholders. In addition, since the amendments may discourage accumulations of large blocks of the Corporation's stock, adoption of the amendments could tend to reduce the temporary fluctuations in the market price of the Corporation's common stock which are caused by such accumulations. Accordingly, shareholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.

         The Board of Directors is asking shareholders to consider and adopt the Staggered Board Amendments in order to discourage undesirable forced transactions, described above, which involve an actual or threatened change of control of the Corporation. The proposed amendments are designed to make it more difficult and time-consuming to change majority control of the Board and thus to reduce the vulnerability of the Corporation to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the Corporation's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Corporation. The Board believes that adoption by shareholders of the Staggered Board Amendments will serve to encourage any person intending to attempt such a takeover or restructuring to first try to negotiate with the Board and management of the Corporation and that the Board and management will therefore be better able to protect the interest of all shareholders.

Vote Required for Approval

         The affirmative vote, in person or by proxy, of a majority of the shares of common stock outstanding is required for approval of the Staggered Board Amendments.

         The Board of Directors recommends that shareholders vote "FOR" this proposal.

                              INDEPENDENT AUDITORS

                  KPMG Peat Marwick LLP, Independent Certified Public Accountants, was retained by the Corporation at the direction of the Board of Directors, in accordance with the recommendation of its Audit Committee. The independent auditors have audited the financial statements of the Corporation for fiscal year 1995 and performed such other nonaudit services as the Board requested. KPMG Peat Marwick LLP, as independent auditors, will have representatives at the Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

                  If a shareholder proposal is to be considered by the Corporation for inclusion in the Corporations's 1997 Proxy Statement, it must be received by the Secretary of the Corporation at 2773 Balltown Road, Schenectady, New York 12309-1090 no later than December 31, 1996. Any shareholder proposal must be timely submitted and meet the other requirements established by the Securities and Exchange Commission in order to be considered for inclusion in the Corporation's Proxy Statement for the Corporation's 1997 Annual Meeting.

                                  OTHER MATTERS

                  The Board of Directors is not aware of any other matters that may come before the Meeting. The proxies named in the enclosed proxy card are, however, given discretionary authority to act on any other matters that may properly come before the Meeting.

                                              By Order of the Board of Directors



                                              Edward J. Grogan
                                              Corporate Secretary

                                                                   Form of Proxy

                        PROXY FOR 1996 ANNUAL MEETING OF
                           ENVIRONMENT ONE CORPORATION

               This Proxy Is Solicited by the Board of Directors.

                  The undersigned hereby appoints __________________, __________________, and ___________________ as Proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Environment One Corporation held of record by the undersigned on April 4, 1996 at the Annual
Meeting of Shareholders to be held May 23, 1996 and at all adjourned or postponed sessions thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4.

1. The  election of seven  directors to hold office for  staggered  terms or, if
Item 4 is not approved, to elect seven directors to hold office until the next annual meeting of shareholders.

|_|  FOR all nominees listed below
     (Except as marked to the contrary below)

|_|  WITHHOLD AUTHORITY to vote
     for all nominees listed below

W. W. Aker, J. L. Allen, S. V. Ardia, A. Dounoucos, L. G. Grenback, R. G. James, and R. E. Soderstrom.

INSTRUCTION: To withhold authority to vote for any individual nominee cross out the nominee's name.

2. Approval of 1996 long-term incentive compensation plan.

   FOR |_|           AGAINST  |_|           ABSTAIN  |_|

3. Approval of the 1996 incentive plan for non-employee directors.

   FOR |_|           AGAINST  |_|           ABSTAIN  |_|

4. Approval of staggered Board of Directors and related matters.

   FOR |_|           AGAINST  |_|           ABSTAIN  |_|

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournment thereof.

         This proxy, when properly executed, shall be voted as directed above. In the absence of specific direction, a properly executed proxy will be voted "For" items 1 through 4.


                                   Dated: _______________________________ , 1996

                                   Signature: __________________________________

                                   Signature: __________________________________

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE ACT PROMPTLY - SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

                           ENVIRONMENT ONE CORPORATION

                               1996 INCENTIVE PLAN

                           FOR NON-EMPLOYEE DIRECTORS

                  1. Purpose. The purpose of the 1996 Incentive Plan for Non-Employee Directors (the Plan) of Environment One Corporation (the Company) is to increase the ownership interest in the Company of non-employee Directors whose services are considered essential to the Company's continued progress and to provide a further incentive to serve as a Director of the Company.

                  2. Administration. The Plan shall be administered by a committee (the Committee) appointed by the Board, consisting of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 (Exchange Act), or any successor or replacement rule adopted by the Commission (Rule 16b-3). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Directors to receive options under the Plan, the number of shares of stock subject to any such options granted under the Plan, or the purchase price thereunder, the vesting period, or the timing of option grants, and provided further that the Committee shall not have the authority to take any action which would result in the loss of eligibility of awards granted under the Plan for the formula based exemption under Rule 16b-3 (c)(2)(ii) (A) of the Exchange Act. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Company, its Stockholders and persons granted options under the Plan. The secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

                  3. Participation in the Plan. All Directors of the Company who are not employees of the Company or any affiliate of the Company (Non-Employee Directors) shall participate in the Plan.

                  4. Shares Subject to the Plan. Subject to adjustment as provided in Section 7, an aggregate of 100,000 shares of Company Common Stock (Stock) shall be available for issuance upon the exercise of options granted under the Plan. The shares of Stock deliverable upon the exercise of options may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to, but not delivered under, such option shall again become available for the grant of other options under the Plan. However, in the event that prior to the termination, expiration, or lapse of the option grant, the holder of the option grant at any time received one or more benefits of ownership pursuant to such grant (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the shares subject to such grant shall not be made available for regrant under the Plan. No shares deliverable to the Company in full or partial payment of the purchase price payable pursuant to paragraph 6(f) shall become available for the grant of other options under the Plan.

                  5. Non-Statutory Stock Options. All options granted under the Plan shall be non- statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

                  6. Terms, Conditions, and Form of Options. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time-to-time approve, which agreements shall comply with and be subject to the following terms and conditions:

                           (a)  Option  Grant  Dates.  During  the  time  period
beginning June 1, 1996, and ending the later of the 2005 Annual Meeting of Stockholders or May 31, 2005, and subject to the limitation on the number of shares subject to the Plan, on the third Tuesday of December of each year, each current Non-Employee Director shall be granted an option to purchase the number of shares of Stock represented by the fair market value on the grant date (consistent with method used in paragraph 6(b)) which, when rounded to the nearest multiple of ten, equals the greater of (i) $10,000 or (ii) the average individual directors' cash compensation payable by the Company to non-employee and non-officer directors for the current fiscal year. The first grant shall be made on December 17, 1996 contingent upon approval of the Plan by the Stockholders at the 1996 Annual Meeting of Stockholders.

                           (b) Purchase  Price.  The purchase price per share of
Stock for which each option is exercisable shall be one hundred percent (100%) of the fair market value per share of Stock on the date the option is granted, which shall be the closing per-share price of the Stock based upon its consolidated trading as generally reported for NASDAQ listed stocks.

                           (c) Exercisability  and Term of Options.  Each option
granted under the Plan will become exercisable in total one (1) year after the date of grant of the option. Each option granted under the Plan shall expire ten
(10) years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

                           (d)  Termination  of  Service.  In the  event  of the
termination of service by the holder of any option for reasons other than those set forth in paragraph (e) hereof, the then outstanding options of such holder may be exercised within one (1) year after such termination only to the extent that they were exercisable on the date of such termination, or on their stated expiration date, whichever occurs first.

                           (e) Retirement,  Disability or Death. In the event of
termination of service by the holder of any option by reason of retirement from the Board, total and permanent disability (defined below), or death, each of the then outstanding options of such holder will mature immediately and become exercisable in accordance with paragraph (c) above and the holder (or legal representative) may exercise the options at any time within two (2) years after such retirement, disability, or death but in no event after the expiration date of the term of the option. However, if the holder dies following termination of service on the Board by reason of retirement or total and permanent disability, such options shall only be exercisable for one (1) year after the holders death or two (2) years after retirement or termination for total and permanent disability, whichever is longer, or until the expiration date of the term of the option, if earlier. For purposes of this Plan, the term total and permanent disability shall mean the inability to perform usual Board of Director duties for the Company due to a medical condition that is expected to last for one (1) year or more as certified by a statement by a qualified outside physician; provided that no such determination shall be made if the determination may cause the Plan to fail to comply with the formula award exception for grants of options to Directors, as set forth in Rule 16b-3(c) (ii) (A) of the Exchange Act.

                           (f)  Payment.  Options  may be  exercised  only  upon
written notice of exercise and payment to the Company in full of the purchase price of the shares to be delivered. Such payment shall be made in cash or in Stock which has been held for six (6) months, or in a combination of cash and Stock which has been held for six (6) months. The sum of the cash and the fair market value of such Stock shall be at least equal to the aggregate purchase price of the share to be delivered.

                  7. Adjustment Upon Changes in Stock. If there shall be any change in the Stock subject to the Plan or to any option granted thereunder through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure of the Company, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to the Plan, and the number and kind of shares or other securities or property subject to outstanding and to subsequent option grants and in the purchase price of outstanding options to reflect such changes; provided that no such adjustment shall be made if the adjustment may cause the Plan to fail to comply with the formula award exception for grants of options to Directors, as set forth in Rule 16b-3(c)(2)(ii) (A) of the Exchange Act.

                  8. Options Non-Assignable and Non-Transferable. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution or pursuant to the requirements of a Qualified Domestic Relations Order and shall be exercisable during the holders lifetime only by the holder or the holders guardian or legal representative.

                  9.       Limitation of Rights.

                           (a) No Right to Continue  as a Director.  Neither the
Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

                           (b) No Stockholders  Rights for Options.  An optionee
shall have no rights as a Stockholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate therefore, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                  10. Effective Date and Duration of Plan. The Plan shall become effective immediately following approval by the Stockholders at the 1996 Annual Meeting of Stockholders. The period during which option grants shall be made under the Plan shall terminate on the day following the later of the 2005 Annual Meeting of Stockholders or May 31, 2005 (unless the Plan is extended or terminated at an earlier date by Stockholders) but such termination shall not affect the terms of any then outstanding options.

                  11.      General Provisions.

                           (a)  Notice.   Any  written  notice  to  the  Company
required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

                           (b) Use of Proceeds.  Proceeds from the sale of Stock
pursuant to options granted under the Plan shall constitute general funds of the Company.

                           (c) Fractional  Shares. No fractional shares of Stock
shall be issued pursuant to options granted hereunder, but in lieu thereof, the cash value of such fraction shall be paid.

                           (d) Change in Control. Notwithstanding the provisions
of paragraph 6(c) herein, in the event of a Change of Control (as defined in the Environment One Corporation's 1996 Incentive Compensation Plan) during the term of one or more options, each such option which is outstanding as of the effective date of the Change of Control shall, effective as of the effective date of such Change of Control, become exercisable with respect to all unexercised shares of stock thereunder for the remainder of its term.

                           (e) Successors.  All obligations of the Company under
the Plan, with respect to options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                           (f) Amendment, Modification, and Termination. Subject
to the terms set forth in this paragraph, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount of securities to be awarded to Directors, the price of securities awarded to Directors, and the timing of grants of options to Directors, may not be amended more than once within any six (6) month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 as amended from time to time, or the rules thereunder.

                           (g) Governing  Law. The validity,  construction,  and
effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York.

                           ENVIRONMENT|ONE CORPORATION

                        1996 INCENTIVE COMPENSATION PLAN



         1. Preamble. Effective as of May 1, 1991, the Board of Directors of Environment|One Corporation adopted the Environment|One Corporation Amended and Restated Stock Option Plan ("1991 Plan"). The 1991 Plan provided for the granting of stock options to directors, officers and other key employees of the Company.

                  This document sets forth the terms of the Environment|One Corporation 1996 Incentive Compensation Plan ("1996 Plan"), which shall become effective as of January 1, 1996, contingent upon the approval of the 1996 Plan by the shareholders of Environment|One Corporation. Options and other rights granted prior to January 1, 1996 pursuant to the 1991 Plan shall remain subject to the terms of the 1991 Plan and any implementing agreements. Options and other rights described in this 1996 Plan document shall be granted after December 31, 1995 only in accordance with the terms of this 1996 Plan document.

        2. Purpose. The purpose of the 1996 Plan is to promote the interests of the Company by providing current and future directors, officers and key employees with an equity or equity- based interest in the Company, so that the interests of such individuals will be closely associated with the interests of shareholders by reinforcing the relationship between shareholder gains and individual compensation. Pursuant to this 1996 Plan, eligible individuals may receive (a) Incentive Stock Options, (b) Non-Statutory Stock Options, (c) Stock Appreciation Rights, and/or (d) Restricted Stock Awards.

         3. Eligibility. Directors, officers and key employees of the Company or its Subsidiaries shall be eligible to participate in the 1996 Plan. Participants shall be selected by the Committee based upon such factors as the eligible individual's past and potential contributions to the success, profitability, and growth of the Company.

         4. Definitions. As used in this 1996 Plan,

                  (a) "Board of Directors" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall mean the committee appointed by the Board of Directors to administer the 1996 Plan in accordance with Paragraph 15.

                  (c) "Common Stock" shall mean the Common Stock, par value $0.10 per share, of the Company.

                  (d) "Company " shall mean Environment|One Corporation.

                  (e) "Disinterested Director" shall mean a member of the Board of Directors who has not, at any time within one year prior to the member's participating in the administration of the 1996 Plan, received stock, stock options, stock appreciation rights or any other equity security of the Company pursuant to the 1996 Plan or any other plan of the Company or its affili ates.

                  (f) "Eligible Individuals" shall mean persons described in Paragraph 3; provided that only employees of the Company shall be eligible for grants of Incentive Stock Options.

                  (g) "Incentive Stock Option" shall mean the right granted to an Eligible Individual to purchase Common Stock under this 1996 Plan, the grant, exercise and disposition of which are intended to comply with, and to be governed by, Internal Revenue Code Section 422.

                  (h) "Market Value per Share" shall mean, at any date, the fair market value per share of the shares of Common Stock, as determined in good faith by the Committee.

                  (i) "Non-Statutory Stock Option" shall mean the right granted to an Eligible Individual to purchase Common Stock under this 1996 Plan, the grant, exercise and disposition of which are not intended to be subject to the requirements and limitations of Internal Revenue Code Section 422.

                  (j) "Optionee" shall mean the Eligible Individual to whom an Option Right is granted pursuant to an agreement evidencing an outstanding Incentive Stock Option or Non- Statutory Stock Option.

                  (k) "Option Right" shall mean the right to purchase a share of Common Stock upon exercise of an outstanding Incentive Stock Option or Non-Statutory Stock Option.

                  (l) "Restricted Stock Award" shall mean an award of Common Stock to an Eligible Individual that is subject to the restrictions described in Paragraph 10 and subject to tax under Internal Revenue Code Section 83.

                  (m) "Stock Appreciation Right" or "SAR" shall mean an Eligible Individual's right to receive a payment described in Paragraph 9.

                  (n) "Subsidiary" shall mean any corporation in which (at the time of determination) the Company owns or controls, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock issued by the corporation.

         5. Shares Available Under the 1996 Plan.

                  (a) The shares of Common Stock which may be made the subject of rights or awards granted pursuant to this 1996 Plan may be treasury shares or shares of original issue or a combination of the foregoing.

                  (b) Subject to adjustments in accordance with Paragraph 12 of this 1996 Plan, the maximum number of shares of Common Stock that may be the subject of Option Rights, Stock Appreciation Rights or Restricted Stock Awards granted pursuant to this 1996 Plan shall be 300,000 shares of Common Stock which are made available by virtue of this 1996 Plan.

        6. Grants of Option Rights Generally. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant of Option Rights to Eli gible Individuals. Each such grant may utilize any or all of the shares of Common Stock authorized under this 1996 Plan and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Each grant shall specify whether it is intended as a grant of Incentive Stock Options or Non-Statutory Stock Options.

                  (b) Each grant shall specify the number of shares of Common Stock to which it pertains.

                  (c) Successive grants may be made to the same Eligible Individual whether or not any Option Rights previously granted to such Eligible Individual remain unexercised.

                  (d) Upon exercise of an Option Right, the entire option price shall be payable (i) in cash, (ii) by the transfer to the Company by the Optionee of shares of Common Stock with a value (Market Value per Share times the number of shares) equal to the total option price, or (iii) by a combination of such methods of payment. Payment may not be made with Common Stock issued to the Optionee by the Company upon his or her prior exercise of an option under this 1996 Plan or any other option plan unless the Common Stock received upon that prior exercise shall have been held by the Optionee for at least one year.

                  (e) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by any officer designated by the Committee for this purpose and delivered to and accepted by the Eligible Individual and shall contain such terms and provisions, consistent with this 1996 Plan, as the Committee may approve.

         7. Special Rules for Grants of Incentive Stock Options.

                  (a) Each grant of Incentive Stock Options shall specify an option price per share not less than the Market Value per Share on the date the Option Right is granted; provided that, if an Incentive Stock Option is granted to any Eligible Individual who, immediately after such option is granted, is considered to own stock possessing more than ten percent of the combined voting power of all classes of stock of the Company, or any of its subsidiaries, then the option price per share shall be not less than 110 percent of the Market Value per Share on the date of the grant of the option, and such option may be exercised only within five years of the date of the grant.

                  (b) The duration of each Incentive Stock Option by its terms shall be not more than ten years from the date the option is granted as specified by the Committee.

                  (c) The Committee shall establish the time or times within the option period when the Incentive Stock Option may be exercised in whole or in such parts as may be specified from time to time by the Committee, except that Incentive Stock Options shall not be exercisable earlier than one year, nor later than 10 years, following the date the option is granted. The date of grant of each Option Right shall be the date of its authorization by the Committee.

                  (d) Except as provided in Paragraph 13, or as may be provided by the Committee at the time of grant, (i) in the event of the Optionee's termination of employment due to any cause, including death or retirement, rights to exercise Incentive Stock Options shall cease, except for those which are exercisable as of the date of termination, and (ii) rights that are exercisable as of the date of termination shall remain exercisable for a period of three months following a termination of employment for any cause other than death or disability, and for a period of one year following a termination due to death or disability. However, no Incentive Stock Option shall, in any event, be exercised after the expiration of ten years from the date such option is granted, or such earlier date as may specified in the option.

                  (e) No Incentive Stock Options shall be granted hereunder to any Optionee that would allow the aggregate fair market (determined at the time the option is granted) of the stock subject of all post-1986 incentive stock options, including the Incentive Stock Option in question, which such Optionee may exercise for the first time during any calendar year, to exceed $100,000. The term "post-1986 incentive stock options" shall mean all rights, which are intended to be "incentive stock options" under the Internal Revenue Code, granted on or after January 1, 1987 under any stock option plan of the Company or its Subsidiaries. If the Company shall ever be deemed to have a "parent," as such term is used for purposes of Section 422 of the Internal Revenue Code, then rights intended to be "incentive stock options" under the Internal Revenue Code, granted after January 1, 1987 under such parent's stock option plans, shall be included with the terms of the definition of "post-1986 incentive stock options".

         8. Special Rules for Grants of Non-Statutory Stock Options.

                  (a) Except as provided in Paragraph 13, or as may be provided by the Committee at the time of grant, (i) in the event of the Optionee's termination of employment due to retirement, death or disability, rights to exercise Non-Statutory Stock Options that are exercisable as of the date of termination shall remain exercisable for two years following termination, (ii) in the event of the Optionee's termination of employment due to any other reason, the rights to exercise Non-Statutory Stock Options that are exercisable as of the date of termination shall remain exercisable for one year following termination, and (iii) the right to exercise Non-Statutory Stock Options that are not exercisable as of the date of termination shall be forfeited. Notwithstanding the foregoing, the Committee may, at any time, extend the time within which a Non-Statutory Stock Option may be exercised.

                  (b) The Company shall not issue stock certificates to an Optionee who exercises a Non-Statutory Stock Option, unless payment of the required lawful withholding taxes has been made to the Company by check, payroll deduction or other arrangements satisfactory to the Committee.

         9. Stock Appreciation Rights.

                  (a) The Committee may, from time to time, authorize the grant of Stock Appreciation Rights (SARs) to Eligible Individuals. The Committee may grant SARs in "tandem" with Option Rights, independent of Option Rights, or in any combination of these forms of SARs. The Committee shall have complete discretion in determining the number of SARs granted and in determining the terms and conditions pertaining to such SARs; provided, however, that in no event shall any SAR become exercisable within the first six (6) months of its grant nor shall any SAR be granted for a term of more than ten (10) years.

                  (b) SARs granted in "tandem" with Option Rights may be exercised for all or part of the shares of Common Stock subject to the related Option Right upon the surrender of the right to exercise the equivalent portion of the related Option Right. A "tandem" SAR may be exercised only with respect to the Shares for which its related Option Right is then exercisable. Notwithstanding any other provision of this 1996 Plan to the contrary, with respect to an SAR granted in "tandem" with an Incentive Stock Option:

                         (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option;

                        (ii) the value of the payout with respect to the SAR may be for no more than one hundred percent (100%) of the difference between the option price of the underlying Incentive Stock Option and the fair market value of the shares subject to the underlying Incentive Stock Option at the time the SAR is exercised; and

                       (iii) the SAR may be exercised only when the fair market value of the shares subject to the Incentive Stock Option exceeds the option price of the Incentive Stock Option.

                  (c) Each SAR grant shall be evidenced by a written agreement that shall contain such terms and conditions as the Committee shall determine.

                  (d) Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                         (i) The excess (if any) of the Market Value per Share on the date of exercise over the Market Value per Share on the date of the SAR was granted; by

                         (ii) The number of shares of Common Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of Common Stock of equivalent value, or in some combination thereof.

                  (e) Each SAR award agreement shall set forth the rights of the Participant following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee and shall be included in the award agreement entered into with Participants, and need not be uniform among all SARs issued pursuant to this 1996 Plan, and may reflect distinctions based on the reasons for termination of employment.

         10. Restricted Stock Awards.

                  (a) Shares of Common Stock granted pursuant to a Restricted Stock Award issued under the 1996 Plan (except as otherwise provided in the 1996
Plan) shall not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of, for the period of time determined by the Committee in its absolute direction (the "Forfeiture Period"). Except as provided in Paragraph 13, or as may be provided by the Committee at the time of grant, if the recipient's employment with the Company or any of its Subsidiaries terminates prior to the expiration of the Forfeiture Period for any reason other than death or disability, the recipient shall, on the date employment terminates, forfeit and surrender to the Company the number of shares of Common Stock with respect to which the Forfeiture Period has not expired as of the date employment terminates. If Common Stock is forfeited, dividends paid on those shares during the Forfeiture Period may be retained by the recipient.

                  (b) Upon each grant of a Restricted Stock Award, the Committee shall fix the Forfeiture Period. Each certificate of Common Stock issued pursuant to the Restricted Stock Award shall bear a legend to reflect the Forfeiture Period until the Forfeiture Period expires. As a condition to issuance of Common Stock to an Eligible Individual, the Committee may require the Eligible Individual to enter into an agreement providing for the Forfeiture Period and such other terms and conditions that it prescribes, including, but not limited to, a provision that Common Stock issued to the Eligible Individual shall be held by an escrow agent until the Forfeiture Period lapses. The Committee also may require a written representation by the Eligible Individual that he or she is acquiring the shares for investment.

                  (c) When the Forfeiture Period with respect to shares of Common Stock lapses, a certificate for such shares shall be issued, free of any escrow; such certificate shall not bear a legend relating to the Forfeiture Period.

                  (d) Each Eligible Individual shall agree, at the time he or she receives a Restricted Stock Award and as a condition thereof, to pay or make arrangements satisfactory to the Committee regarding the payment to the Company of any federal, state or local taxes of any kind required by law to be withheld with respect to any award or with respect to the lapse of any restrictions on shares of restricted Common Stock awarded under this 1996 Plan, or the waiver of any forfeiture hereunder, and also shall agree that the Company may, to the extent permitted by law, deduct such taxes from any payments of any kind due or to become due to such recipient from the Company, sell by public or private sale, with ten days notice or such longer notice as may be required by applicable law, a sufficient number of shares of Common Stock so awarded in order to cover all or part of the amount required to be withheld, or pursue any other remedy of law or in equity. In the event that the recipient of shares of Common Stock under this 1996 Plan shall fail to pay to the Company all such federal, state and local taxes, or to make arrangements satisfactory to the Committee regarding the payment of such taxes, the shares to which such taxes relate shall be forfeited and returned to the Company.

                  (e) The Committee shall have the authority at any time to accelerate the time at which any or all or the restrictions set forth in this 1996 Plan with respect to any or all shares of restricted Common Stock awarded hereunder shall lapse.

                  (f) If an Eligible Individual dies, or terminates employment with the Company because of disability, before the expiration of a Forfeiture Period, the Forfeiture Period on any Common Stock owned by the Eligible Individual shall lapse on the date of death, or on the date that employment terminates because of disability, provided such date is not less than four years subsequent to the date of the award. If the date of death or disability is within four years of the date of the award, the Committee, in its sole discretion, can waive the Forfeiture Period as to any or all of the stock.

         11. Transferability. No Option Right shall be transferable by an Optionee other than by will or the laws of descent and distribution. Option Rights shall be exercisable during the Optionee's lifetime only by the Optionee. Other rights granted pursuant to this 1996 Plan also shall not be subject to assignment, alienation, lien, transfer, sale or exchange.

       12. Adjustments. The Committee may make or provide for such adjustments in the maximum numbers of shares of Common Stock specified in Paragraph 5 of this 1996 Plan, in the numbers of shares of Common Stock covered by other rights granted hereunder, and in the prices per share applicable under all such rights, as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Eligible Individuals that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other transaction or event having an effect similar to any of the foregoing.

         13. Change of Control.

                  (a) Notwithstanding any other term or provision of this 1996 Plan, in the event the employment of an Eligible Individual is terminated, for any reason other than death or disability, within one year following a "Change of Control" (as defined in (b) below):

                         (i) all Option Rights granted to the Eligible Individual under this 1996 Plan prior to the date of termination, but not exercisable as of such date, shall become exercisable automatically as of the later of the date of termination or one year after the date the Option Right was granted;

                        (ii) any Option Right that is exercisable as of the date of termination, or that becomes exercisable pursuant to (i) above, shall remain exercisable until the end of the exercise period provided in the original grant of the Option Right (determined without regard to the Eligible Individual's termination of employment); and

                       (iii) any Forfeiture Period (with respect to a Restricted Stock Award) that shall be unexpired as of the date of termination shall expire automatically as of such date.

                  (b) For purposes of this 1996 Plan, a "Change of Control" shall be deemed to have occurred if:

                         (i) any "person," including a "group" as determined in accordance with the Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act"), is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

                        (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

                       (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 70 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company, other than (A) affiliates within the meaning of the Exchange Act, or (B) any party to the merger or consolidation;

                        (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 30 percent or more of the combined voting power of the
                                    Company's    then     outstanding     voting
                                    securities; or


                         (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

         14. Fractional Shares. The Company shall not be required to issue any fractional share of Common Stock pursuant to this 1996 Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

         15. Administration of the 1996 Plan.

                  (a) This 1996 Plan shall be administered by the Committee, which shall consist of not less than three Disinterested Directors. No right shall be granted under this 1996 Plan to any member of the Committee so long as membership continues.

                  (b) The Committee shall have the power to interpret and construe any provision of this 1996 Plan. The interpretation and construction by the Committee of any provision of this 1996 Plan or of any agreement evidencing the grant of rights hereunder, and any determination by the Committee pursuant to any provision of this 1996 Plan or of any such agreement, shall be final and binding. No member of the Committee shall be liable for any such action or determination made in good faith.

                  (c) Notwithstanding any other provision of this 1996 Plan, the Committee may impose such conditions on the exercise of any right granted hereunder (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Securities Exchange Act of 1934, as may be amended from time to time, or any successor statute. For example, the ability of an Eligible Individual who is an "insider" to exercise SAR's for cash will be limited to the period that begins on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ends on the twelfth business day following the date of public release of such information. However, if the Committee determines that the Eligible Individual is not an "insider", or if the securities laws change to permit greater freedom of exercise of SAR's, then the Committee may permit exercise at any point in time, to the extent the SAR's are otherwise exercisable under the Plan.

         16. Amendments, Termination, Etc.

                  (a) This 1996 Plan may be amended from time to time by resolutions of the Board of Directors, provided that no such amendment shall (i) increase the maximum numbers of shares of Common Stock specified in Paragraph 5 of this 1996 Plan (except that adjustments authorized by Paragraph 12 of this 1996 Plan shall not be limited by this provision), or (ii) change the definition of "Eligible Individuals", without further approval by the stockholders of the Company.

                  (b) The Committee may, with the concurrence of the affected Optionee, cancel any agreement evidencing Option Rights granted under this 1996 Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights (which may or may not cover the same number of shares which had been the subject of the prior agreement) in such manner, at such option price and subject to the same terms and conditions as, under this 1996 Plan, would have been applicable had the canceled Option Rights not been granted.

                  (c) In the case of any Option Right not immediately exercisable in full, the Committee in its discretion may accelerate the time at which the Option Right may be exercised, subject to the limitation described in Paragraph 7(c).

                  (d) Notwithstanding any other provision of the 1996 Plan to the contrary, (i) the 1996 Plan may be terminated at any time by resolutions of the Board of Directors, and (ii) no rights shall be granted pursuant to this 1996 Plan after December 31, 2006.